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                          DVI Financial Services, Inc.

                             Reconciliation of Cash
                                  (Unaudited)

SECURITIZATION                                   1999-1           1999-2           2000-1          2000-2          2001-1
                                              -------------    -------------    -------------   -------------   -------------

DVI RECEIVABLES CORPORATION                       VIII               X               XI              XII             XIV

DVI CASH COLLECTIONS (A)

  Total cash collections- 8/03 - 1/04         $  13,635,460    $  16,915,630    $  21,001,259   $  22,610,711   $  32,130,018
  Distributed by Trustee 8/03 - 2/25/04

    Certificate Interest                           (950,984)      (1,900,668)      (2,873,353)     (3,053,529)     (3,767,909)
    Swap Payments                                        --               --               --              --              --
    Unreimbursed Servicer Advances                 (674,351)        (852,738)      (1,443,377)     (1,281,363)     (1,944,632)
    Tax, Maintenance and Late Charges              (170,651)        (266,330)        (334,132)       (317,827)       (465,370)
    Servicing Fees                                  (45,730)         (90,352)        (129,076)       (152,655)       (226,400)
    August Collections Distributed on August
     Payment Dates                                  (19,669)         (67,947)        (111,520)       (151,714)       (149,554)
    E&Y Fee deducted from Trust                      (3,106)          (6,092)          (9,618)        (12,295)        (19,452)
                                              -------------    -------------    -------------   -------------   -------------
      Total                                   $  11,770,970    $  13,731,503    $  16,100,183   $  17,641,328   $  25,556,701
                                              -------------    -------------    -------------   -------------   -------------

FUNDS AVAILABLE FOR TRUSTEE DISTRIBUTION (B)

  Collection Account Balances at 2/25/04      $  11,520,394    $  13,635,262    $  15,711,084   $  17,420,858   $  24,629,706
                                              -------------    -------------    -------------   -------------   -------------

DIFFERENCE BETWEEN CASH COLLECTIONS AND
 FUNDS AVAILABLE FOR DISTRIBUTION             $    (250,577)   $     (96,241)   $    (389,099)  $    (220,470)  $    (926,995)
                                              =============    =============    =============   =============   =============

EXPLANATIONS OF DIFFERENCE

  Misapplied cash (C)                         $     251,590    $     101,415    $     224,911   $     173,140   $     496,924
  Short payoffs (D)                                      --               --          104,230              --         445,553
                                              -------------    -------------    -------------   -------------   -------------
    Total                                     $     251,590    $     101,415    $     329,141   $     173,140   $     942,476
                                              =============    =============    =============   =============   =============


UNRECONCILED CASH SURPLUS / (SHORTFALL)       $       1,014    $       5,174    $     (59,957)  $     (47,330)  $      15,481
                                              =============    =============    =============   =============   =============

UNRECONCILED CASH SURPLUS / (SHORTFALL) AS %
 OF TOTAL CASH COLLECTIONS 8/03 - 1/04                0.007%           0.031%          -0.285%         -0.209%          0.048%
                                              =============    =============    =============   =============   =============

SECURITIZATION                                   2001-2           2002-1           2002-2          2003-1           TOTAL
                                              -------------    -------------    -------------   -------------   -------------
DVI RECEIVABLES CORPORATION                        XVI             XVII             XVIII            XIX

DVI CASH COLLECTIONS (A)

  Total cash collections- 8/03 - 1/04         $  41,398,615    $  44,672,341    $  63,980,779   $  55,213,120   $ 311,557,933
  Distributed by Trustee 8/03 - 2/25/04

    Certificate Interest                         (4,686,000)      (3,902,857)      (4,457,797)     (4,105,665)    (29,698,761)
    Swap Payments                                        --       (2,962,443)      (1,772,588)     (1,375,466)     (6,110,496)
    Unreimbursed Servicer Advances               (3,725,654)      (3,210,853)      (2,505,143)     (3,183,019)    (18,821,130)
    Tax, Maintenance and Late Charges              (826,204)        (779,846)        (912,194)       (843,155)     (4,915,709)
    Servicing Fees                                 (631,117)        (894,855)      (1,129,569)     (1,281,592)     (4,581,346)
    August Collections Distributed on August
     Payment Dates                                 (169,015)        (216,211)        (188,162)       (167,333)     (1,241,125)
    E&Y Fee deducted from Trust                     (31,335)         (42,541)         (66,597)        (69,169)       (260,204)
                                              -------------    -------------    -------------   -------------   -------------
      Total                                   $  31,329,291    $  32,662,735    $  52,948,730   $  44,187,721   $ 245,929,162
                                              -------------    -------------    -------------   -------------   -------------

FUNDS AVAILABLE FOR TRUSTEE DISTRIBUTION (B)

  Collection Account Balances at 2/25/04      $  31,168,922    $  32,125,746    $  52,615,355   $  43,554,936   $ 242,382,262
                                              -------------    -------------    -------------   -------------   -------------

DIFFERENCE BETWEEN CASH COLLECTIONS AND
 FUNDS AVAILABLE FOR DISTRIBUTION             $    (160,369)   $    (536,989)   $    (333,375)  $    (632,786)  $  (3,546,900)
                                              =============    =============    =============   =============   =============

EXPLANATIONS OF DIFFERENCE

  Misapplied cash (C)                         $     587,006    $     568,928    $     246,940   $     406,147   $   3,057,002
  Short payoffs (D)                                      --               --               --              --         549,782
                                              -------------    -------------    -------------   -------------   -------------
    Total                                     $     587,006    $     568,928    $     246,940   $     406,147   $   3,606,785
                                              =============    =============    =============   =============   =============


UNRECONCILED CASH SURPLUS / (SHORTFALL)       $     426,637    $      31,939    $     (86,435)  $    (226,639)  $      59,884
                                              =============    =============    =============   =============   =============

UNRECONCILED CASH SURPLUS / (SHORTFALL) AS %
 OF TOTAL CASH COLLECTIONS 8/03 - 1/04                1.031%           0.071%          -0.135%         -0.410%          0.019%
                                              =============    =============    =============   =============   =============

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(A)   Cash collections reported by DVI on cumulative replacement report. Trustee distribution data provided by Trustee.

(B)   Collection account balances reported by bank statements.

(C)   Previously disclosed on Form 8-K dated October 29, 2003.

(D) Obligor cash payoff is less than amount owed to securitization trust. In each instance, DVI Financial Services collected cash in advance from obligor and used such proceeds to fund its operations prior to August 25, 2003.